UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 29, 2016

EMPIRE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12127	22-3136782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 Linwood Avenue Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (201) 944-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 29, 2016, Empire Resources, Inc. (the “Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders acted upon the matters outlined in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 20, 2016 (the “2016 Proxy Statement”). There were 7,449,512 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) represented in person or by proxy at the Annual Meeting, constituting a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote per share held as of the close of business on May 13, 2016.

The matters voted upon at the Annual Meeting were as follows:

(1)	Election of nine directors to serve on the Company’s board of directors for a term of one year or until their successors are elected and qualified.

(2)	An advisory vote on executive compensation as disclosed in the 2016 Proxy Statement.

(3)	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For more information about the foregoing proposals, see the Company’s 2016 Proxy Statement. The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

(1)	Election of nine directors to serve on the Company’s board of directors for a term of one year or until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William Spier	5,214,984	170,793	2,063,735
Nathan Kahn	5,211,872	173,905	2,063,735
Sandra Kahn	5,188,106	197,671	2,063,735
Harvey Wrubel	5,215,484	170,293	2,063,735
Jack Bendheim	5,337,368	48,409	2,063,735
Peter G. Howard	5,215,277	170,500	2,063,735
Douglas Kass	5,169,025	216,752	2,063,735
Nathan Mazurek	5,194,819	190,958	2,063,735
Morris J. Smith	5,170,275	215,502	2,063,735

Each of the nine nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

(2)	Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
5,073,761	295,399	16,617	2,063,735

The stockholders approved, on a non-binding advisory basis, the compensation program for the Company’s named executive officers as disclosed in the 2016 Proxy Statement.

(3)	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	Against	Abstain
7,408,013	38,722	2,777

The stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 8.01	Other Events.

On June 29, 2016, the Company issued a press release announcing that its board of directors declared a regular cash dividend of $0.04 per share of its outstanding Common Stock, payable on July 22, 2016 to stockholders of record at the close of business on July 14, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated June 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESOURCES, INC.

Dated: June 30, 2016	By:	/s/ Sandra Kahn
Name: Sandra Kahn Title: Chief Financial Officer